As filed with the Securities and Exchange Commission on November 22, 2011
File Nos. 333-171279 and 811-22507

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No. 2	[ ]
Post-Effective Amendment No.	[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 2	[X]
(Check appropriate box or boxes)

HANNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

116 South Franklin Street, P. O. Box 69, Rocky Mount, NC  27802
(Address of Principal Executive Offices)

252-972-9922
(Registrant’s Telephone Number, including Area Code)

 A. Vason Hamrick
116 S. Franklin Street, P.O. Box 69, Rocky Mount, North Carolina 27802
(Name and Address of Agent for Service)

With copy to:
Marc L. Collins, Esq.
Thompson Hine, LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Approximate Date of Proposed Public Offering:                     As soon as practicable after the
Effective Date of this Registration Statement

This Registration  Statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as  amended, or shall become effective on such date as the Commission, acting pursuant to said Section 8(a), shall determine.

PART A

FORM N-1A

PROSPECTUS

Ticker Symbol PALFX

Paladin Long Short Fund

A series of the
Hanna Investment Trust

PROSPECTUS

November __, 2011

This prospectus contains information about the Paladin Long Short Fund that you should know before investing.  You should read this prospectus carefully before you invest or send money, and keep it for future reference.  For questions or for Shareholder Services, please call 1-800-773-3863.

Investment Advisor

Hanna Capital LLC

17520 W. Twelve Mile Road
Suite 105A
Southfield, Michigan 48076

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Summary	2
Investment Objectives	2
Fees and Expenses of the Fund	2
Principal Investment Strategies	3
Principal Risks of Investing in the Fund	5
Performance Information	8
Management of the Fund’s Portfolio	8
Purchase and Sale of Fund Shares	8
Tax Information	9
Financial Intermediary Compensations	9
Principal Investment Objective, Strategies, and Risks	10
Investment Objective	10
Principal Investment Strategies	10
Principal Risks of Investing in the Fund	12
Non-Principal Investment Policies and Risks	16
Management of the Fund	17
Investment Advisor	17
Board of Trustees	21
Administrator	21
Transfer Agent	22
Distributor	22
Additional Information on Expenses	22
Investing in the Fund	23
Who May Want to Invest in the Fund?	23
Purchase and Redemption Price	23
Buying or Selling Shares Through a Financial Intermediary	24
Purchasing Shares	24
Redeeming Shares	26
Frequent Purchases and Redemptions	30
Other Important Information	32
Dividends, Distributions, and Taxes	32
Financial Highlights	32
Additional Information	Back Cover

SUMMARY

INVESTMENT OBJECTIVES

The Paladin Long Short Fund (the “Fund”) seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None
Redemption Fee (as a % of amount redeemed) (charged upon any redemption of shares within 180 days of the issuance of such shares)	2.00%
Exchange Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses1
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees (includes fees based on Fund’s performance)2	1.45%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses3 Expenses on Short Sales4 Other Operating Expenses Total Other Expenses	0.45% 0.92% 1.37%
Acquired Fund Fees and Expenses5	0.10%
Total Annual Fund Operating Expenses	3.17%
Fee Waiver and Expense Limitation3	0.32%
Net Annual Fund Operating Expenses	2.85%

1.Since the Fund is newly organized, “Other Expenses” are based on estimated expenses for the current fiscal year.

2.The Advisor’s management fee is a variable performance fee that is adjusted based on the Fund’s performance relative to the performance of the Russell 1000 Index.  The management fee in the table above reflects the maximum variable performance fee.

3.     The Fund’s administrator (“Administrator”) has entered into a Fund Accounting and Administration Agreement with the Fund that covers the regular operating expenses of the Fund for an inclusive fee of 0.60% (with the exception of management fees distribution and/or service (12b-1) fees, expenses on short sales, acquired fund fees and expenses, and extraordinary expenses), even if such operating expenses exceed the inclusive fee.  The agreement runs through January 1, 2013 and can only be terminated prior to that date at the discretion of the Fund’s Board of Trustees.  The

2

Administrator cannot recoup from the Fund any regular operating expenses in excess of the inclusive fee.  In conjunction with the Fund Accounting and Administration Agreement, the Advisor has entered into an Operating Plan with the Administrator, also through January 1, 2013, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and to assume certain expenses of the Fund outlined in the Operating Plan.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.  The Advisor cannot recoup from the Fund any amounts paid under the Operating Plan.

4.Expenses related to short sales include borrowing costs and margin account maintenance costs.  When the Fund sells short a security that pays interest or dividends, the Fund is obligated to pay the equivalent of the interest or dividend rate to the lender and records this as an expense of the Fund.

5.“Acquired Fund” means any investment company in which the Fund invests or has invested during the period.  Since the Fund is newly organized, “Acquired Fund Fees and Expenses” are based on estimated expenses for the current fiscal year.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$288	$948

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

PRINCIPAL INVESTMENT STRATEGY

The Fund’s investment advisor, Hanna Capital LLC (the “Advisor”), seeks to achieve the Fund’s investment objective of capital appreciation by using both long and short strategies.  Long strategies involve buying common stocks and call options that are expected to increase in value.  Short strategies involve (i) short selling securities that are expected to decrease in value or (ii) investing in exchange-traded funds (ETFs), including inverse and leveraged ETFs, or buying put options that allow the Fund to profit when the underlying securities decrease in value.  The Advisor will vary the Fund’s long-short exposure over time based on its assessment of market conditions.

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The Fund’s portfolio will principally consist of common stock issued by companies and call and put options.  The Fund may invest directly in these securities or indirectly through investments in other investment companies consisting of ETFs, closed-end mutual funds, or open-end mutual funds.  These securities may be issued by both domestic and foreign companies (the Advisor deems a company to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market), and investments in foreign companies may be made directly in foreign markets, as well as indirectly through ETFs and American Depository Receipts (ADRs).  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs organized independently of the issuers.  The Fund may invest in inverse and leveraged ETFs.

In selecting investments for the Fund’s long positions, the Advisor will first use fundamental analysis to identify high growth opportunities, which the Advisor defines as either (i) companies ranked in the top third of their sector of the economy by annual revenue or annual earnings or (ii) companies in a position to benefit from a market opportunity based on a new business model or innovation.  The Advisor’s analysis will focus on the following factors:

•	History of exceeding analyst expectations for earnings;
•	Increased quarterly/yearly earnings growth;
•	Unique market opportunities that offer growth potential;
•	Specific business catalysts that offer growth potential; and
•	Year-over-year revenue growth that exceeds peers.

The Advisor will then determine the entry and exit points for selected investments with technical analysis, which seeks to forecast changes in the price of a security through the study of market data.

For short positions, the Advisor will use the same process to identify fundamentally or technically weak individual securities.  In particular, the fundamental analysis will seek to identify companies that do not rank favorably in their sector of the economy by annual revenue and annual earnings and the technical analysis will seek to identify securities with unfavorable trends in their prices through the examination of its relative strength index, moving averages, trading volumes, and historical chart patterns.

The Advisor will vary the long versus short weighting of the Fund’s portfolio based on the Advisor’s technical analysis of the overall market.  Favorable conditions in broad market indices, including the S&P 500 Index and NASDAQ Composite Index, will lead to higher long exposure and vice versa.

Besides entering option contracts for speculative purposes, option positions will also be used by the Advisor to create short to intermediate-term hedges against market volatility.

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The Advisor will sell a security, regardless of the length of time it has been held, when it reaches a price target (floor or ceiling) determined by the Advisor, the fundamental or technical conditions of the security change, or to pursue opportunities that the Advisor believes will be of greater benefit to the Fund.  Portfolio turnover will not be a limiting factor in making Fund decisions.

The Fund is not diversified.  A relatively high percentage of the Fund’s assets may be invested in a limited number of issuers of securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of individual companies and factors unrelated to the condition of its issuer, including changes in interest rates, economic and political conditions, and general equity market conditions.  In a declining stock market, prices for all companies in the Fund’s portfolio may decline regardless of their long-term prospects.

Portfolio Turnover Risk.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be more than 100%.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may result in the realization of capital gains.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Non-diversified Risk.  Because the Fund is a non-diversified fund, it will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds.  Accordingly, the Fund is subject to the risk that a large loss in an individual issuer will cause a greater loss than it would if the Fund were required to hold a larger number of securities or smaller positions.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

5

Investment Advisor Risk.  The Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness and impact the ability of the Fund to achieve its investment objective.

Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that obligates the Advisor to make payments to the Administrator when the Fund is at lower asset levels and to pay certain expenses of the Fund outlined in the Operating Plan.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

Equity Securities Risks:

Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  During temporary or extended bear markets, the value of common stocks will decline, which could also result in losses for the Fund.

Large-Cap and Mega-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small-Cap and Mid-Cap Securities Risk.  The Fund may invest in securities of small-cap and mid-cap companies, which involves greater volatility than investing in larger and more established companies.  Small-cap and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies.  Securities of these types of companies have limited market liquidity, and their prices may be more volatile.  You should expect that the value of the Fund’s shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

Risks Related to Investing in Other Investment Companies. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies and the value of the Fund’s investment will fluctuate in response to the performance of such portfolio.  Shareholders in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. These types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by shareholders.

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Inverse and Leveraged ETF Risk.  To the extent the Fund invests in ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.  In addition, the ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in an ETF’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments in ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an ETF as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  The Fund will not use leverage to acquire portfolio investments.   Inverse and leveraged ETFs are often designed to achieve their objectives on a daily basis and often are not suitable for long-term investments.

Foreign Securities Risks:

Foreign Investment Risk.  The Fund’s investments in foreign securities involve risks different from those associated with domestic securities.  There may be less government supervision of foreign markets in which the Fund invests, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund’s foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws, changes in economic or monetary policies, or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  Foreign brokerage commissions, custody fees, and other costs of investing in foreign securities will result in the Fund incurring higher transaction costs.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect the Fund’s investments in securities denominated in, or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates relative to the U.S. dollar may diminish gains from investments denominated in a foreign currency or may widen existing losses.  Currency gains and losses can occur regardless of the performance of the underlying investment.

Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers, including both sponsored and unsponsored American Depository Receipts and Global Depository Receipts.  Depository receipts are issued by a bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  Unsponsored depository receipt programs are organized independently of the issuer of the underlying securities and, consequently, available information concerning the issuer may not be as current as for sponsored depository receipts and the prices of unsponsored depository receipts may be more volatile.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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Options and Short Sales Risks:

Options.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Where a call or put option on a particular security is purchased to hedge against price movements in a related security, the price of the call or put option may move more or less than the price of the related security.

Short Sales Risk.  A short sale is a transaction in which the Fund sells a security it has borrowed in anticipation that its market price will decline.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund’s potential losses on a short sale are unlimited because the security’s price may appreciate indefinitely.  Short selling will result in higher transaction costs, which reduce the Fund's return and may result in higher taxes.

PERFORMANCE INFORMATION

Performance information will be available after a full calendar year of operations.  This information will give some indication of the risks of investing in the Fund by comparing the Fund’s performance with a broad measure of market performance.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund.

MANAGEMENT

Investment Advisor.  The Fund’s investment advisor is Hanna Capital LLC.

Portfolio Manager.  The Fund’s portfolio will be managed on a day-to-day basis by Mark Hanna.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment for IRA investors is $1,000 and is $2,500 for all other investors.  The minimum subsequent investment for all investors is $100.

You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.  Redemption orders by mail should be sent to Paladin Long Short Fund, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  Investors who wish to redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

8

TAX INFORMATION

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a 401(k) plan, individual retirement account, or other tax deferred arrangement.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT OBJECTIVE, STRATEGIES, AND RISKS

INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.  The Fund’s investment objective may be changed without shareholder approval upon sixty days’ prior written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Advisor seeks to achieve the Fund’s investment objective of capital appreciation by using both long and short strategies.  Long strategies involve buying common stocks and call options that are expected to increase in value.  Short strategies involve (i) short selling securities that are expected to decrease in value or (ii) investing in exchange-traded funds (ETFs), including inverse and leveraged ETFs, or buying put options that allow the Fund to profit when the underlying securities decrease in value.  The Advisor will vary the Fund’s long-short exposure over time based on its assessment of market conditions.

The Fund’s portfolio will principally consist of equity securities and call and put options.  The Fund may invest directly in these securities or indirectly through investments in other investment companies consisting of ETFs, closed-end mutual funds, or open-end mutual funds.  An ETF is an open-end investment company that holds a portfolio of investments designed to track a particular market segment or underlying index.  The Advisor may allocate Fund assets among ETFs representing various markets, regions, and countries.  The Fund may invest in ETFs designed to provide investment results that match the performance or inverse (opposite) performance of an underlying index.  The Fund may also invest in ETFs designed to provide investment results that match a positive or negative multiple of the performance of an underlying index.  In seeking to provide such results, an ETF may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices.  The ETFs and other investment companies held by the Fund may utilize leverage to acquire their underlying portfolio investments.  The ETFs and other investment companies may also invest in fixed income securities, although such investments are not part of the Fund’s principal investment strategy.

The equity securities will principally be common stock issued by companies without regard to market capitalization; provided that the market capitalization generally will not be less than $250 million.  The Fund may invest in equity securities issued by both domestic and foreign companies.  The Advisor considers a company to be foreign if it is an issuer of securities for which a U.S. market is not the principal trading market.  Investments in foreign companies may be made directly in foreign markets as well as indirectly through ETFs and American Depository Receipts (ADRs).  To the extent the Fund invests in ADRs, it may invest in ADRs sponsored by the issuers of the underlying securities or ADRs organized independently of the issuers.

10

In selecting investments for the Fund’s long positions, the Advisor will first use fundamental analysis to identify “high growth opportunities,” which the Advisor defines as either (i) companies ranked in the top third of their sector of the economy by annual revenue or annual earnings or (ii) companies in a position to benefit from a market opportunity based on a new business model or innovation.

The Advisor’s analysis will focus on the following factors:

•	History of exceeding analyst expectations for earnings;
•	Increased quarterly/yearly earnings growth;
•	Unique market opportunities that offer growth potential;
•	Specific business catalysts that offer growth potential; and
•	Year-over-year revenue growth that exceeds peers.

The Advisor will then determine the entry and exit points for selected investments with technical analysis, which seeks to forecast changes in the price of a security through the study of market data.

For short positions, the Advisor will use the same process to identify fundamentally or technically weak individual securities.  Fundamentally weak securities are characterized by the Advisor as having issuers with faltering revenues, earnings that miss analyst estimates, or deteriorating financial conditions.  In particular, the Advisor seeks to identify companies that do not rank favorably in their sector of the economy by annual revenue and annual earnings.  Technically weak securities are characterized by the Advisor as having unfavorable patterns or trends in their prices.  The Advisor’s analysis will involve the examination of a security’s relative strength index, moving averages, trading volumes, and historical chart patterns.

The Advisor will vary the long versus short weighting of the Fund’s portfolio.  The long-short exposure will be based on the Advisor’s technical analysis of the overall market.  Favorable conditions in broad market indices, including the S&P 500 Index and NASDAQ Composite Index, will lead to higher long exposure and vice versa.

Besides entering option contracts for speculative purposes, the Advisor will use option positions to create short to intermediate-term hedges against market volatility.  Such option positions may be taken on individual equities or on ETFs designed to track broad market indices.

The Advisor will sell a security regardless of the length of time it has been held when the security reaches a price target (floor or ceiling) determined by the Advisor, the fundamental or technical conditions of the security change, or to pursue opportunities that the Advisor believes will be of greater benefit to the Fund.  Portfolio turnover will not be a limiting factor in making Fund decisions.

The Fund is not diversified.  A relatively high percentage of the Fund’s assets may be invested in a limited number of issuers of securities.

11

PRINCIPAL RISKS OF INVESTING IN THE FUND

The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following principal risks:

Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the securities markets.  Stock prices change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a stock may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, national and international economic and political conditions, and general equity market conditions.  In a declining stock market, prices for all companies (including those in the Fund’s portfolio) may decline regardless of their long-term prospects.  The Fund’s performance per share will change daily in response to such factors.

Portfolio Turnover Risk.  The Advisor will sell portfolio securities when it is in the interests of the Fund and its shareholders to do so without regard to the length of time they have been held.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be more than 100%.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions.  High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders would be taxed on short-term capital gains at ordinary income tax rates.

Non-diversified Risk.  The Fund is a non-diversified fund.  Because the Fund is a non-diversified fund, it will invest a greater percentage of its assets in a particular issuer and will own fewer securities than diversified mutual funds.  Accordingly, the Fund is subject to the risk that a large loss in an individual issuer will cause a greater loss than it would if the Fund were required to hold a larger number of securities or smaller positions.

New Fund Risk.  Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.  Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Investment Advisor Risk.  The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.  The Advisor does not have previous experience managing an investment company registered under the Investment Company Act of 1940.  Accordingly, investors in the Fund bear the risk that the Advisor’s inexperience managing a registered investment company may limit its effectiveness.

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Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that obligates the Advisor to make payments to the Administrator when the Fund is at lower asst levels and to pay certain expenses of the Fund outlined in the Operating Plan.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

Equity Securities Risks:

Common Stocks.  The Fund’s investments in common stocks, both directly and indirectly through the Fund’s investment in shares of other investment companies, may fluctuate in value response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Large-Cap and Mega-Cap Securities Risk.  Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small-Cap and Mid-Cap Securities.  Investing in the securities of small-cap and mid-cap companies generally involves substantially greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies are usually less marketable and, therefore, more volatile than securities of larger, more established companies or the market in general.  Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices.  Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth.  Small-cap and mid-cap companies can are typically subject to greater changes in earnings and business prospects than are larger, more established companies.  These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value.  Therefore, an investment in the Fund may involve a substantially greater degree of risk than an investment in other mutual funds that seek capital growth by investing in larger, more established companies.

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Risks Related to Investing in Other Investment Companies. The Fund’s investments in other investment companies, including ETFs, closed-end mutual funds, and open-end mutual funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolio of such investment companies.  The value of the Fund’s investment will fluctuate in response to the performance of the portfolio of such investment companies.  Investments in other investment companies also subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the ETFs and mutual funds in which the Fund invests in addition to the Fund’s direct fees and expenses. Furthermore, these types of investments by the Fund could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by investors.

Inverse and Leveraged ETF Risk.  To the extent the Fund invests in ETFs that seek to provide investment results that are the inverse of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.  In addition, the ETFs held by the Fund may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in an ETF’s share price and the return on its investments.  Accordingly, the value of the Fund’s investments in ETFs may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Any losses suffered by an ETF as a result of the use of leverage could adversely affect the Fund’s net asset value and an investor could incur a loss in their investment in the Fund.  The Fund will not use leverage to acquire portfolio investments. Inverse and leveraged ETFs are often designed to achieve their objectives on a daily basis and often are not suitable for long-term investments.

Foreign Securities Risks:

Foreign Investment Risk.  The Fund’s investments in foreign securities involve risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of the Fund’s foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in economic or monetary policies (in this country or abroad), or changed circumstances in dealings between nations.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States and will result in the Fund incurring higher transaction costs.

Currency Risk.  Currency risk is the chance that changes in currency exchange rates will negatively affect the Fund’s investments in securities denominated in, or receiving revenues in, foreign currencies.  Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from investments in securities denominated in a foreign currency or may widen existing losses.  Currency gains and losses can occur regardless of the performance of the underlying investment.

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Depository Receipts.  The Fund may invest in the securities of foreign issuers in the form of depository receipts or other securities convertible into securities of foreign issuers.  Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.  The Fund may invest in both sponsored and unsponsored American Depository Receipts (“ADRs”), Global Depository Receipts (“GDRs”), and other similar global instruments.  ADRs are generally issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  GDRs are generally issued by a foreign branch of an international bank that evidence ownership of foreign underlying securities.  Unsponsored ADR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities.  As a result, available information concerning the issuer may not be as current as for sponsored ADRs and GDRs, and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.  The Fund’s investments in depository receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Options and Short Sales Risks:

Options.  The purchase of options by the Fund involves certain risks.  If a call or put option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Also, where a call or put option on a particular security is purchased to hedge against price movements in a related security, the price of the call or put option may move more or less than the price of the related security.

Short Sales Risk.  A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security.  The Fund’s potential losses on a short sale are unlimited because the security’s price may appreciate indefinitely.  The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Hence, short selling will result in higher transaction costs, which reduce the Fund's return and may result in higher taxes.

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NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

An investment in the Fund should not be considered a complete investment program.  Whether the Fund is an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives.  Investors who engage in short-term trading or other speculative strategies and styles will not find the Fund to be an appropriate investment vehicle if they want to invest in the Fund for a short period of time.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Disclosure of Portfolio Holdings.  The Fund will make available to the public portfolio holdings information, including the complete portfolio holdings, as of the end of each calendar month at www.ncfunds.com, by selecting the link “Fund Search” found in the top right-hand corner.  Search for the Fund using key words (“Paladin” is an effective key word), and then select the link for the Fund on the Fund Search Results page.  Under the section entitled “Portfolio Holdings,” there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted at the end of each calendar month and remains available until new information is posted.  A full description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available from the Fund or on the SEC’s web site, www.sec.gov.

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MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

The Fund’s investment advisor is Hanna Capital LLC, 17520 W. Twelve Mile Road Suite 105A, Southfield, Michigan 48076.  The Advisor was established in 2009 and became registered as an investment advisor with the SEC under the Investment Advisers Act of 1940 in 2011.  Subject to the authority of the Trustees and pursuant to the Investment Advisory Agreement with the Trust, the Advisor provides the Fund with a program of continuous supervision of the Fund’s assets, including developing the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities.  The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to the brokerage policies established by the Trustees, and it provides certain executive personnel to the Fund.

Portfolio Managers.  The Fund’s portfolio will be managed on a day-to-day basis by Mark Hanna.

Mr. Hanna founded the Advisor in 2009, and has been its Chief Executive Officer since inception. Prior to founding the Advisor in 2009, Mr. Hanna has been a freelance writer for Euro Pacific Capital and a financial blogger since 2007.  Mr. Hanna was a senior financial analyst with Tower Automotive from 2005-2006.  Mr. Hanna has also held financial analysis positions with various companies in the manufacturing industry from 1996-2005.  Mr. Hanna graduated from the University of Michigan in 1996 with a B.A. in Economics.

The Fund’s SAI provides information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Advisor Compensation.  As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation in the form of a variable performance-based incentive fee (“Variable Advisory Fee”).

Structure of the Variable Advisory Fee

The Variable Advisory Fee is comprised of two separate component fees: (i) a base rate of 1.25% of the average daily net assets of the Fund (“Fulcrum Fee”) and (ii) a performance incentive fee as set forth below (“Performance Fee”).

The Performance Fee functions as an adjustment to the Fulcrum Fee and is based on the Fund’s performance relative to the performance of the Russell 1000 Index, a broad-based, unmanaged index of 1,000 different stocks (“Russell 1000 Index”) over a 12-month rolling measuring period (“Measuring Period”).  The Measuring Period operates such that when each subsequent calendar month is added to the Measuring Period on a rolling basis, the earliest calendar month in the previous Measuring Period is dropped.  On November 1, 2012, the relevant Measuring Period would be from November 1, 2011

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through October 31, 2012 and on December 1, 2012, the relevant Measuring Period would be from December 1, 2011 through November 30, 2012.  Thus, the Performance Fee, and in turn the Variable Advisory Fee, will periodically increase or decrease depending on how well the Fund performs relative to the Russell 1000 Index for the Measuring Period.

The Russell 1000 Index was selected as the appropriate index against which to measure or gauge performance of the Fund because it is a broadly based market weighted index that the Advisor believes fairly represents the marketplace generally in which the Fund will invest.  In the event the performance information for the Russell 1000 Index is no longer available, then a comparable index, as determined by the Trustees, shall be used.  A change to the index that constitutes a material change to the Investment Advisory Agreement is subject to shareholder approval.

Calculation of the Variable Advisory Fee

The Performance Fee is calculated by multiplying the “Performance Adjustment Rate” (as described below) by the average daily net assets of the Fund over the Measuring Period.  While the calculation of the Performance Fee is based upon the 12-moth Measuring Period, the Variable Advisory Fee is paid on a monthly basis.  The Performance Fee is thus prorated to reflect a monthly installment of the fee before being used to determine the Variable Advisory Fee.

As shown in the examples of performance fee rates below, the Performance Adjustment Rate will vary with the Fund’s performance as compared to the performance of the Russell 1000 Index as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.20% to +0.20%.  The Performance Adjustment Rate will be calculated at 2.00% of the cumulative difference between the performance of the Fund and the Russell 1000 Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Fund’s performance and that of the Russell 1000 Index is +/-2.00%.  The factor of 2.00% is derived from the fact that the Advisor will achieve the maximum/minimum Performance Adjustment Rate when the cumulative total return difference between the Fund and the Russell 1000 Index is +/-10.00% over the Measuring Period (i.e., 0.20% divided by 10.00% = 2.00%).  To illustrate this point, if the Russell 1000 Index returned 5.00% over the Measuring Period, the Fund would have to return at least 15.00% in order for the Advisor to receive the maximum Variable Advisory Fee of 1.45%.  Conversely, if the Russell 1000 Index returned the same 5.00% over the Measuring Period, the Advisor would receive the minimum Variable Advisory Fee of 1.05% if the Fund returned -5.00% or less.  The Fund will use natural rounding to two decimal places regarding performance differences and calculations of the Performance Fee.

The Performance Adjustment Rate is applied to the average daily net assets for the Measuring Period, which is typically different from the average daily net assets for the fiscal year to date used to calculate the Fulcrum Fee.  Consequently, if Fund assets were declining and average assets over the Measuring Period were greater than current net assets, and the Fund underperformed the index, the Advisor could owe the Fund money.  Likewise, if assets were declining and the Fund outperformed the index, the total advisory fee paid would be greater than 1.45% of current net assets.

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Because the performance adjustment is based on the rolling 12-month Measuring Period, the fee paid to the Advisor has a historical lag and the Fund’s current performance could be much better or worse than the variable fee as calculated against the 12-month period.  Furthermore, the Advisor can receive the maximum incentive payment even though Fund performance was poor or negative provided that the Fund outperformed the index.

Examples of Performance Fee Rates

Performance Difference Between Fund and Russell 1000 Index	Performance Adjustment Rate	Examples
+10.00%	+0.20%	Outperformance
+7.50%	+0.15%
+5.00%	+0.10%
+2.50%	+0.05%
+2.00%	0.00%	No performance adjustment to Variable Advisory Fee in this zone
+1.00%	0.00%
0.00%	0.00%
-1.00%	0.00%
-2.00%	0.00%
-2.50%	-0.05%	Underperformance
-5.00%	-0.10%
-7.50%	-0.15%
-10.00%	-0.20%

Example of Calculation of the Variable Advisory Fee

This example illustrates the calculation of the Variable Advisory Fee on November 1, 2012 based upon the following hypothetical performance for the period from November 1, 2011 to October 31, 2012:

Fund:                                22.50%
Russell 1000 Index:         15.00%
Difference:                         7.50%

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On November 1, 2012, the Variable Advisory Fee calculated for the period of time from November 1, 2011 through October 31, 2012 would be calculated in the following manner.

(1)
The Fulcrum Fee (1.25%) is applied to the average daily net assets for the fiscal year to date, which is calculated by dividing the average net assets of the Fund for the fiscal year to date by the number of days in the year (365) and multiplying by the number of days in the most recent calendar month (31 days in this example using October 2011), or:

1.25% x ((average net assets of the Fund for the fiscal year to date)/365) x 31) = 1.25% of average daily net assets for the fiscal year to date.

(2)
The Performance Fee, calculated as the Performance Adjustment Rate (in this example, 2.00% x 7.50% = 0.15%), is applied to the average daily net assets for the Measuring Period, which is calculated by dividing the Fund’s average net assets for the Measuring Period of November 1, 2011 to October 31, 2012 by the number of days in the Measuring Period (365) and multiplying by the number of days in the most recent calendar month (31 days in this example using October 2011), or:

0.15% x ((average net assets of the applicable Fund for the Measuring Period)/365) x 31) = 0.15% of average daily net assets for the Measuring Period.

(3)
The Performance Fee is then used to adjust the Fulcrum Fee.  Thus, the Variable Advisory Fee would be equal to an annualized rate of approximately 1.40% (1.25% + 0.15%) of average daily net assets and would be paid to the Advisor by November 15, 2012.  Please note that 1.40% is only an approximation of the annualized rate because the fulcrum fee rate is applied to an asset figure for the fiscal year to date while the performance adjustment rate is applied to an asset figure for the Measuring Period.  These figures will typically be different.

In calculating the Performance Fee, the Fund will calculate average daily net assets and performance of the Fund over the same Measuring Period.  The Fund’s performance over the Measuring Period will be calculated in accordance with the Securities and Exchange Commission’s standardized total return formula.

Accrual of the Variable Advisory Fee

The Variable Advisory Fee will be accrued on a daily basis against the average daily net assets of the Fund.  The purpose of such daily accruals is to more accurately determine the daily net asset value of the Fund by estimating on a daily prorated basis the actual amount of the monthly Performance Fee.  On the first business day of each calendar month, the daily accruals of the Variable Advisory Fee are then adjusted to match the actual fee earned by the Advisor.

Operating Plan.  The Advisor has entered into an Operating Plan with the Fund’s administrator, through January 1, 2013, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and to assume certain expenses of the Fund outlined in the Operating Plan.  These expenses include the following: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act and Rule 12b-1 thereunder; (ii) expenses incurred in connection with the

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organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are in amounts greater than the limits or outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.

The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.  If the Operating Plan is terminated when the Fund is at lower asset levels, the Administrator would likely need to terminate the Fund Accounting and Administration Agreement in order to avoid incurring expenses without reimbursement from the Advisor.  Unless other expense limitation arrangements were put in place, the Fund’s expenses would likely increase.  The Administrator cannot recoup from the Fund any regular operating expenses in excess of the administration fee payable under the Fund Accounting and Administration Agreement.

Disclosure Regarding Approval of Investment Advisory Contracts.  A discussion regarding the Trustees’ basis for approving the investment advisory contracts for the Fund can be found, once available, in the Fund’s annual report to shareholders for the period ended February 29, 2012.  You may obtain a copy of the semi-annual and annual reports, free of charge, upon request to the Fund.

BOARD OF TRUSTEES

The Fund is a series of the Hanna Investment Trust (“Trust”), an open-end management investment company that was organized as a Delaware statutory trust on August 3, 2010.  The Trustees supervise the operations of the Fund according to applicable state and federal law, and are responsible for the overall management of the Fund’s business affairs.

ADMINISTRATOR

The Nottingham Company (“Administrator”) assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the regular operating expenses of the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and fee agreement, the Administrator has agreed that regular operating expenses shall include: the fees and expenses of the custodian, transfer agent, distributor, and accounting and pricing service agents; fees and expenses of the  independent accountants and

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legal counsel; compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; fees and expenses incurred in connection with membership in investment company organizations; the cost of preparing and distributing reports and notices to shareholders, including prospectuses and statements of additional information; ongoing filing fees; and fidelity bond and liability insurance premiums.  The regular operating expenses do not include, among other things, expenses incurred in the organization and initial registration of Fund shares and expenses noted under “Additional Information on Expenses” below.

TRANSFER AGENT

Nottingham Shareholder Services, LLC (“Transfer Agent”) serves as the transfer agent and dividend-disbursing agent of the Fund.  As indicated later in the section of this prospectus entitled “Investing in the Fund,” the Transfer Agent will handle orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund.

DISTRIBUTOR

Capital Investment Group, Inc. (“Distributor”) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares.  The Distributor may sell the Fund’s shares to or through qualified securities dealers or others.

Rule 12b-1 Distribution Plan.  The Board of Trustees of the Hanna Investment Trust has adopted on behalf of the Fund, a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 to pay for certain distribution activities and shareholder services from the Fund’s assets.  Under the 12b-1 distribution plan, the Fund may pay 0.25% per year of its average daily net assets for such distribution and shareholder service activities.

Because these distribution and shareholder service fees are paid out of the Fund’s assets on an ongoing basis, the fees may, over time, increase the cost of investing in the Fund and cost investors more than other types of sales loads.

ADDITIONAL INFORMATION ON EXPENSES

Other Expenses.  The Fund is obligated to pay taxes, interest, brokerage commissions, expenses on short sales, and acquired fund fees and expenses.  The Fund will also be separately responsible for any indemnification payments, damages awarded in litigation or settlements made, or other extraordinary expenses.

Estimated Expenses.  In the section of the prospectus entitled “Summary – Fees and Expenses of the Fund,” the “Management Fees” are adjusted to reflect the maximum variable performance fee and “Other Expenses” and “Total Annual Fund Operating Expenses” sections are based on estimated expenses for the current fiscal year at an average Fund net asset level of $20 million.

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INVESTING IN THE FUND

WHO MAY WANT TO INVEST IN THE FUND?

The Fund may be appropriate for long-term investors who are willing to accept an above-average level of market risk associated with investing in a portfolio that depends largely on the value of common stock holdings.  The Fund may not be appropriate for investors seeking regular income or stability of principal or those pursuing a short-term goal.

PURCHASE AND REDEMPTION PRICE

Determining the Fund’s Net Asset Value.  The price at which you purchase or redeem shares is based on the next calculation of net asset value (“NAV”) after an order is received in “good form” as described under “Purchasing Shares” and “Redeeming Shares” below.  The Fund’s NAV per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund.  To the extent that the Fund holds portfolio securities listed on foreign exchanges that trade on weekends or other days when the Fund does not price shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.  The NAV per share of the Fund is normally determined at 4:00 p.m. Eastern time, the time regular trading closes on the New York Stock Exchange (“NYSE”).  The Fund does not calculate NAV on business holidays when the NYSE is closed.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board of Trustees.  In determining the value of the Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded.  Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.  The Fund normally uses third party pricing services to obtain market quotations.  Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value in good faith by either a valuation committee or the Advisor in accordance with procedures established by, and under the supervision of, the Board of Trustees.  Fair value pricing may be used in situations where (i) a small-cap stock, mid-cap stock, or foreign security is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to a Fund’s net asset value calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s NAV calculation.

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Pursuant to policies adopted by the Board of Trustees, the Advisor consults with the Administrator on a regular basis regarding the need for fair value pricing.  The Advisor is responsible for notifying the Board of Trustees (or the valuation committee) when it believes that fair value pricing is required for a particular security.  The Fund’s policies regarding fair value pricing are intended to result in a calculation of the Fund’s NAV that fairly reflects portfolio security values as of the time of pricing.   A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures and the fair value price may differ from the price at which the security may ultimately be traded or sold.  If such fair value price differs from the price that would have been determined using the Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the security were priced using the Fund’s normal pricing procedures.  The performance of the Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using the Fund’s normal pricing procedures.  To the extent the Fund invests in other open-end investment companies that are registered under the Investment Company Act of 1940, the Fund’s net asset value calculations are based upon the net asset value reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Other Matters. Purchases and redemptions of shares by the same shareholder on the same day will be netted for the Fund.

BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Fund that allow them to enter purchase or redemption orders on behalf of clients and customers.  These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form.  Under this arrangement, the financial intermediary has a duty to transmit promptly to the Fund each purchase order or redemption request that the intermediary receives on the Fund’s behalf and must send your payment to the Fund.  The Fund is not responsible for ensuring that a financial intermediary carries out its obligations.  You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Fund.

PURCHASING SHARES

Purchases can be made directly from the Fund by mail or bank wire.  Purchase requests will be processed if they are in “good form.”  To be in good form, a purchase order must include the name of the Fund, a completed application or instructions that specify the account number, the dollar amount of shares to be purchased, and payment in full of the purchase amount.

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The Fund has also authorized one or more brokers to receive purchase and redemption orders on its behalf, as described above, and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Fund.  Such orders will be deemed to have been received by the Fund when an authorized broker, or broker-authorized designee, receives the order, subject to the order being in good form.  The orders will be priced at the NAV next computed after the orders are received by the authorized broker, or broker-authorized designee.  Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

The Fund reserves the right to (i) refuse any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Regular Mail Orders.  Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars.  Cash, money orders, and traveler’s checks will not be accepted by the Fund.  If checks are returned due to insufficient funds or other reasons, your purchase will be canceled.  You will also be responsible for any losses or expenses related to your order that are incurred by the Fund, Administrator, and Transfer Agent.  The Fund will charge a $35 fee and may redeem shares of the Fund owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses.  For regular mail orders, please complete the Fund Shares Application and mail it, along with your check made payable to the Fund, to:

Paladin Long Short Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

The application must contain your Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”).  If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for a SSN or TIN.  Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN and TIN are met.

Bank Wire Purchases.  Purchases may also be made through bank wire orders.  To establish a new account or add to an existing account by wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. You may also add to your account by mail or wire at any time by purchasing shares at the then current net asset value.  The minimum additional investment is $100.  Before adding Fund by bank wire, please call the Fund at 1-800-773-3863 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.  Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement.  Otherwise, please identify your account in a letter accompanying your purchase payment.

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Automatic Investment Plan.  The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund will automatically charge the shareholder’s checking account for the amount specified ($100 minimum), which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Fund.

Share Certificates.  The Fund normally does not issue share certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account.  Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Fund is required to obtain, verify, and record information to enable the Fund to form a reasonable belief as to the identity of each customer who opens an account.  Consequently, when an investor opens an account, the Fund will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor.  The Fund may also ask to see the driver’s license or other identifying documents of the investor.  An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information.  In addition, if after opening the investor’s account the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in their sole discretion, the Fund may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor.  If the Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed.  In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment.  The Fund will not be responsible for any losses incurred due to the Fund’s inability to verify the identity of any investor opening an account.

REDEEMING SHARES

Regular Mail Redemptions.  Regular mail redemption requests should be addressed to:

Paladin Long Short Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, North Carolina 27803-0365

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A redemption request will be processed if it is in “good form.”  To be in good form, regular mail redemption requests should include the following:

(1)
Your letter of instruction specifying the account number and number of shares (or the dollar amount) to be redeemed.  This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	Any required signature guarantees (see “Signature Guarantees” below); and
(3)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Your redemption proceeds normally will be sent to you within 7 days after receipt of your redemption request.  The Fund may delay forwarding a redemption check for recently purchased shares while the Fund determines whether the purchase payment will be honored.  Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer.  In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request.

Telephone and Bank Wire Redemptions.  Unless you decline the telephone transaction privileges on your account application, you may redeem shares of the Fund by telephone.  You may also redeem shares by bank wire under certain limited conditions.  Redemption requests made in this manner will be considered in “good form” if they include the name of the Fund, shareholder name, account number, and number of shares or dollar amount to be redeemed.  The Fund will redeem shares in this manner only if the shareholder confirms redemption instructions in writing.  The Fund may rely upon confirmation of redemption requests transmitted via facsimile (FAX# 252-972-1908).  The confirmation instructions must include the following:

(1)      Name of Fund;
(2)      Shareholder name and account number;
(3)      Number of shares or dollar amount to be redeemed;
(4)      Instructions for transmittal of redemption proceeds to the shareholder; and
(5)      Shareholder signature as it appears on the application on file with the Fund.

Redemption proceeds will not be distributed until written confirmation of the redemption request is received, per the instructions above.  You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum).  Redemption proceeds cannot be wired on days in which your financial institution is not open for business.  You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund.  See “Signature Guarantees” below.

The Fund, in their discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions.  If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account.  Your bank or brokerage firm may also impose a charge for processing the wire.  If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

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You may redeem shares, subject to the procedures outlined above, by calling the Fund at 1-800-773-3863.  Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with the Fund.  Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing him or herself to be the investor and reasonably believed by the Fund to be genuine.  The Fund will employ reasonable procedures, which may include requiring a form of personal identification, to confirm that instructions are genuine.  The Fund will not be liable for any losses due to fraudulent or unauthorized instructions.  The Fund will also not be liable for following telephone instructions reasonably believed to be genuine.

Redemption Fee.  The Fund charges a 2.00% redemption fee that is applicable to all redemptions (sales or exchanges) made within one hundred eighty (180) days of your initial purchase of shares of the Fund.

The redemption fees are not fees to finance sales or sales promotion expenses, but are paid to the Fund to defray the costs of liquidating an investment and discourage short-term trading of Fund shares.  Redemption fees are deducted from redemption proceeds and retained by the Fund, not the Advisor.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions.  In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions and next of shares held by the shareholder for the longest period of time.

The redemption fee will not be charged on transactions involving the following:

•	Redemption of shares purchased through certain qualified plans pursuant to Sections 401, 403, and 457 of the Internal Revenue Code;
•	Redemption of shares purchased through wrap-fee programs or similar investment programs administered by the Fund;
•	Omnibus level accounts will be excluded where the fee will be assessed by the financial intermediary according to the requirements outlined herein and provided back to the Fund;
•	Redemptions due to required minimum distributions;
•	Redemptions due to death;
•	Redemption of shares accumulated through reinvestment of capital gains and dividends; and
•	Redemption of shares initiated by the Fund (i.e., liquidation or merger of a fund).

Systematic Withdrawal Plan.  A shareholder who owns shares of the Fund valued at $5,000 or more at the current offering price may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a monthly or quarterly check in a stated amount (not less than $50).  Each month or quarter, as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount.  The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash.  Call or write the Fund for an application form.

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Minimum Account Size.  The Trustees reserve the right to redeem involuntarily any account having a NAV of less than $2500 (due to redemptions, exchanges, or transfers, and not due to market action) upon 30-days’ prior written notice.  If the shareholder brings his account NAV up to at least $2500 during the notice period, the account will not be redeemed.  Redemptions from retirement accounts may be subject to federal income tax.  Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Redemptions in Kind.  The Fund does not intend, under normal circumstances, to redeem its shares by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such cases, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s NAV per share.  Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and may incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the Investment Company Act of 1940, wherein the Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of a Fund’s NAV at the beginning of such period.  Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees.  To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account.  Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to a financial institution; and (iv) redemption requests in excess of $50,000.  Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

Miscellaneous.  The Fund reserve the right to delay the distribution of redemption proceeds involving recently purchased shares until the check for the recently purchased shares has cleared, which may take up to 15 days from the date of purchase.  The Fund may also suspend redemptions, if permitted by the Investment Company Act of 1940, for any period during which the NYSE is closed, trading is restricted by the SEC, or the SEC declares that an emergency exists.  Redemptions may be suspended during other periods permitted by the SEC for the protection of the Fund’s shareholders.  During drastic economic and market changes, telephone redemption privileges may be difficult to implement.

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FREQUENT PURCHASES AND REDEMPTIONS

Frequent purchases and redemptions (“Frequent Trading”) of shares of the Fund may present a number of risks to other shareholders of the Fund.  These risks may include, among other things, dilution in the value of shares of the Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs.  Due to the potential for overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions.  Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Fund.

The Trustees have adopted a policy with respect to Frequent Trading that is intended to discourage such activity by shareholders of the Fund.  The Fund does not accommodate Frequent Trading.  Under the adopted policy, the Transfer Agent provides a daily record of shareholder trades to the Advisor.  The Transfer Agent also monitors and tests shareholder purchase and redemption orders for possible incidents of Frequent Trading.  The Advisor has the discretion to limit investments from an investor that the Advisor believes has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders in the respective Fund by the Fund’s refusal of further purchase and/or exchange orders from such investor.  The Fund’s policy regarding Frequent Trading is to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days having a redemption amount within ten percent of the purchase amount and greater than $10,000 on two or more occasions during a 60 calendar day period.  In the event such a purchase and redemption pattern occurs, an investor account and any other account with the same taxpayer identification number will be precluded from investing in the respective Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction.  The Fund also imposes a redemption fee on the redemption of Fund shares within one hundred eighty (180) days of purchase, which has the effect of discouraging Disruptive Trading in shares of the Fund.

The Advisor intends to apply this policy uniformly, except that the Fund may not be able to identify or determine that a specific purchase and/or redemption is part of a pattern of Frequent Trading or that a specific investor is engaged in Frequent Trading, particularly with respect to transactions made through omnibus accounts or accounts opened through third-party financial intermediaries such as broker-dealers and banks (“Intermediary Accounts”).  Therefore, this policy is not applied to omnibus accounts or Intermediary Accounts.  Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and to purchase, redeem, and exchange Fund shares without the identity of the particular shareholders being known to the Fund.  Like omnibus accounts, Intermediary Accounts normally permit investors to purchase, redeem, and exchange Fund shares

30

without the identity of the underlying shareholder being known to the Fund.  Accordingly, the ability of the Fund to monitor and detect Frequent Trading through omnibus accounts and Intermediary Accounts would be very limited, and there would be no guarantee that the Fund could identify shareholders who might be engaging in Frequent Trading through such accounts or curtail such trading.  In addition, the policy will not apply if the Advisor determines that a purchase and redemption pattern is an inadvertent error or does not otherwise constitute Frequent Trading activity.  Inadvertent errors shall include purchases and/or redemptions made unintentionally or by mistake (e.g., where an investor unintentionally or mistakenly invests in the Fund and redeems immediately after recognizing the error).  The investor shall have the burden of proving to the sole satisfaction of the Advisor that a frequent purchase and redemption pattern was a result of an inadvertent error.  In such a case, the Advisor may choose to allow further purchase and/or exchange orders from such investor account.

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OTHER IMPORTANT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers.  Additional tax information appears in the Fund’s SAI.  Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Fund.

The Fund will distribute most of their income and realized gains to its shareholders every year.  Income dividends paid by the Fund derived from net investment income, if any, will generally be paid monthly or quarterly and capital gains distributions, if any, will be made at least annually.  Shareholders may elect to take dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares.  Although the Fund will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares.  Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 28%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding.  Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized, there is no financial or performance information for the Fund in this prospectus.  You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 1-800-773-3863.

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ADDITIONAL INFORMATION

Paladin Long Short Fund

Additional information about the Fund is available in the Fund’s SAI, which is incorporated by reference into this prospectus.  Additional information about the Fund’s investments will be available in the annual and semi-annual reports to shareholders.  The annual reports will include a discussion of market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund’s SAI and the annual and semi-annual reports will be available, free of charge, on the website listed below and upon request by contacting the Fund (you may also request other information about the Fund or make shareholder inquiries) as follows:

By telephone:	1-800-773-3863
By mail:	Paladin Long Short Fund
c/o Nottingham Shareholder Services 116 South Franklin Street Post Office Box 4365 Rocky Mount, North Carolina 27803-0365
By e-mail:	shareholders@ncfunds.com
On the Internet:	www.ncfunds.com

Information about the Fund (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Inquiries on the operations of the public reference room may be made by calling the SEC at 1-202-551-8090.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act file number 811-22507

PART B

FORM N-1A

STATEMENT OF ADDITIONAL INFORMATION

Paladin Long Short Fund

Ticker Symbol: PALFX

November __, 2011

A series of the
Hanna Investment Trust
116 South Franklin Street
Post Office Box 69
Rocky Mount, North Carolina 27802-0069
Telephone 1-800-773-3863

TABLE OF CONTENTS

Page

INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	12
PORTFOLIO TRANSACTIONS	13
DESCRIPTION OF THE TRUST	14
MANAGEMENT AND OTHER SERVICE PROVIDERS	15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	23
SPECIAL SHAREHOLDER SERVICES	25
DISCLOSURE OF PORTFOLIO HOLDINGS	25
NET ASSET VALUE	27
ADDITIONAL TAX INFORMATION	27
FINANCIAL STATEMENTS	31
APPENDIX A – DESCRIPTION OF RATINGS	37
APPENDIX B – PROXY VOTING POLICIES	41

This Statement of Additional Information is meant to be read in conjunction with the prospectus for the Paladin Long Short Fund, dated the same date as this Statement of Additional Information, and is incorporated by reference in its entirety into the prospectus.  Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Paladin Long Short Fund should be made solely upon the information contained herein.  Copies of the Paladin Long Short Fund prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Paladin Long Short Fund at the address or phone number shown above.  Capitalized terms used but not defined herein have the same meanings as in the Paladin Long Short Fund prospectus.

INVESTMENT POLICIES

The Hanna Investment Trust (“Trust”) was organized on August 3, 2010 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  The Paladin Long Short Fund (the “Fund”) is a separate, non-diversified series of the Trust.  The Fund is currently the only series of the Trust.  The Fund’s investment advisor is Hanna Capital LLC (the “Advisor”).  The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to the Statement of Additional Information is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Fund’s prospectus and this Statement of Additional Information.  Below is additional information regarding some of the Fund's principal investment strategies and risks and information regarding the Fund's non-principal strategies and risks.

Additional Information Regarding the Fund's Principal Strategies and Risks

Common Stocks.  The equity portion of the Fund’s portfolio will include common stocks traded on domestic securities exchanges.  Prices of common stocks in which the Fund invests  may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all common stocks, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Investment Companies.  The Fund will invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds and exchange traded funds.  The Fund expects to rely on Rule 12d1-1 under the Investment Company Act of 1940, as amended (“1940 Act”) when purchasing shares of a money market fund.  Under Rule 12d1-1, the Fund may generally invest without limitation in money market funds as long as the Fund pays no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority, or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of the Financial Industry Regulatory Authority, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee.  The Fund expects to rely on Section 12(d)(1)(F) of the 1940 Act when purchasing shares of other investment companies that are not money market funds.  Under Section 12(d)(1)(F), the Fund may generally acquire shares of another investment company unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the investment company’s total outstanding stock.  Under Section 12(d)(1)(C), the Fund may generally acquire shares of a closed-end fund unless, immediately after such acquisition, the Fund and its affiliated persons would hold more than 10% of the closed-end fund’s total outstanding stock.  To the extent these limitations apply to an investment the Fund wishes to make, the Fund may be prevented from allocating its investments in the manner that the Advisor considers optimal.  Also, in the event that there is a proxy vote with respect to shares of another investment company purchased and held by the Fund under Section 12(d)(1)(F), then the Fund will either (i) vote such shares in the same proportion as the vote of all other holders of such securities; or (ii) contact its shareholders for instructions regarding how to vote the proxy.  Investments by the Funds in other investment companies entail a number of risks unique to a fund of funds structure.  These risks include the following:

Multiple Layers of Fees.  By investing in other investment companies indirectly through the Funds, prospective investors will directly bear the fees and expenses of the Funds’ Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well.  As such, this multiple or duplicative layer of fees will increase the cost of investments in the Funds.

Lack of Transparency.  The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor.  The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies.  Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Funds’ investments in investment companies and valuations of the underlying securities held by other investment companies.  As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers.  In the event that such valuations prove to be inaccurate, the NAV of the Funds could be adversely impacted and an investor could incur a loss of investment in the Funds.

Illiquidity of Investments By and In Other Investment Companies.  Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists.  The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale.  Further, the Funds may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner.  If adverse market conditions were to develop during any period in which the Funds are unable to redeem interests in other investment companies, the Funds may suffer losses as a result of this illiquidity.  As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies.  Any such losses could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Lack of Diversification.  There is no requirement that the underlying investments held by other investment companies be diversified.  As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities.  As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments.  Thus, the Funds’ portfolios (and by extension the value of an investment in the Funds) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage.  The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments.  When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment companies and in the return on the other investment companies’ investments.  Borrowing will also cost other investment companies interest expense and other fees.  As such, the value of the Funds’ investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified.  As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Funds’ investments and an investor could incur a loss of investment in the Funds.

Exchange Traded Funds.  An exchange traded fund (“ETF”) is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded).  In addition, all ETFs will have costs and expenses that will be passed on to the Fund and these costs and expenses will in turn increase the Fund’s expenses.  ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s net asset value, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact the Fund’s net asset values; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock.  ETFs are also subject to the risks of the underlying securities or sectors that the ETF is designed to track.  Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Foreign Investment Risk.  Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in domestic securities.  The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities.  The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Options.  The Fund may purchase and write put and call options on securities.  The purchase and writing of options involves certain risks.  During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

The Fund may write a call or put option only if the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  A written call option creates a potential obligation to sell the underlying security.  In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option); or (iii) segregate cash and liquid securities (which can be cash, U.S. Government securities, and other liquid debt or equity securities) that when added to collateral on deposit equals the market value of the underlying security.  A written put option creates a potential obligation to buy the underlying security.  In order to make sure that this obligation can be met the Fund could (i) sell short the underlying security at the same or higher price than the strike price of the written put option; (ii) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option); or (iii) segregate cash and liquid securities that when added to collateral on deposit equals the strike price of the option.

Short Sales.  The Fund may sell securities short.  A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.  When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security.  The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, the Fund will take measures that assure its obligation to purchase the security in the future will be met, including (i) holding the security sold short; (ii) holding an offsetting call option (one with a strike price that is the same or lower than the price at which the security was sold short); or (iii) segregating liquid assets (which can be cash, U.S. Government securities, and other liquid debt or equity securities) on the Fund’s books or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest, and transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the securities sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.  If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

Liquidity Impact of Margin and Segregation Requirements.  Although the Fund will segregate cash and liquid assets in an amount sufficient to cover its open obligations with respect to written options and short sales, the segregated assets will be available to the Fund immediately upon closing out the positions, while settlement of securities transactions could take several days. However, because the Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the position remains open, the Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

Portfolio Turnover.  Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time.  Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.  The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions.  Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund.  High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains.  If the Fund realizes capital gains when they sell portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be more than 100%.

Information Regarding the Fund's Non-Principal Strategies and Risks

Risks related to Other Equity Securities.  In addition to common stocks, the equity securities in the Fund’s portfolio may include preferred stocks, convertible preferred stocks, convertible bonds, and warrants.  The value of these equity securities may fluctuate in response to many factors, including the activities of the issuer, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Funds to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds.  Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised.  As a result of the conversion feature, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.  Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time.  The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Emerging Markets Risk.  The Fund’s investments in foreign securities may include investments in emerging markets.  These investments are subject to all of the risks of foreign investing generally, and have additional risks due to a lack of established legal, political, business, and social frameworks to support securities markets.  These risks include delays in settling portfolio securities transactions, currency and capital controls, greater sensitivity to interest rate changes, pervasiveness of corruption and crime, currency exchange rate volatility, and inflation, deflation or currency devaluation.

Fixed-Income Securities.  The Fund may invest in fixed-income securities directly or indirectly through its investments in shares of ETFs, including government and corporate bonds, money market instruments, high yield securities, or "junk bonds" and zero-coupon bonds.  Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time.  Fixed-income securities purchased by the Fund may consist of obligations of any rating.  Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.  High yield bonds are typically rated below "Baa" by Moody's Investors Service, Inc.  ("Moody's") or below "BBB" by Standard & Poor's Ratings Group ("S&P") or below investment grade by other recognized rating agencies.  The Fund may invest in unrated securities, but only if, at the time of purchase, the Advisor believes that they are of comparable quality to rated securities that the Fund may purchase.  The Fund may also invest indirectly in unrated securities through ETFs and other investment companies that invest in unrated securities under certain circumstances.  Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change.  The economy and interest rates affect high yield securities differently than other securities.  For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments.  Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility or market prices of high yield bonds and the Underlying Fund's asset values.

Payment Expectations.  High yield bonds present certain risks based on payment expectations.  For example, high yield bonds may contain redemption and call   provisions.  If  an  issuer exercises   these provisions  in a declining  interest  rate market,  the Fund or an ETF the Fund invests in would have to  replace  the  security  with a lower  yielding  security, resulting  in a  decreased  return  for  investors.  Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's or ETF’s assets.  If the Fund or an ETF the Fund invests in experiences  unexpected  net  redemptions, it may be forced to sell its high yield bonds  without  regard to their  investment  merits,  thereby decreasing  the asset base upon  which the Fund's or ETF’s expenses can be spread  and  possibly  reducing  the  Fund's  or ETF’s rate of return.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a fund's ability to accurately value high yield bonds and may hinder a fund's ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings.  Credit  ratings  evaluate the safety of principal  and interest  payments,  not the  market  value  risk of high  yield  bonds.  Also,  because  credit  rating  agencies  may fail to timely  change the credit  ratings  to reflect  subsequent  events,  the Fund or an ETF the Fund invests in must monitor  the  issuers  of  high  yield  bonds  in  their  portfolios  to determine if the issuers will have  sufficient  cash flow and profits to meet  required  principal  and  interest  payments,  and to  assure  the bonds' liquidity so the Fund or an ETF the Fund invests in can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer's capacity to pay interest and repay principal over a long period of time.  Special tax considerations are associated with investing in high-yield securities structured as zero coupon or "pay-in-kind" securities.  The Fund or an ETF the Fund invests in will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.  The payment of principal and interest on most fixed-income securities purchased by a fund will depend upon the ability of the issuers to meet their obligations.  An issuer's obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations.  The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

The ratings of S&P, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield.  For a more detailed description of ratings, please see Appendix A.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is generally sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, or Fitch Investors Service, Inc., or if not rated, of equivalent quality in the Advisor’s opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations that are redeemable upon demand of the holder and that permit the investment of fluctuating amounts at varying rates of interest.  Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. Government Securities.  The Fund may invest in U.S. Government securities, defined to be (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (GNMA) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC), Federal Housing Administration (FHA), Federal Farm Credit Bank (FFCB), Federal Home Loan Bank (FHLB), Student Loan Marketing Association (SLMA), The Tennessee Valley Authority (TVA) and other U.S. Government authorities, agencies, and instrumentalities.  While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not.  No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law.  The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Debentures.  A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture.  Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property).  The primary risk with this type of investment is that the issuer will default or go into bankruptcy.  As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific asset(s) of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid.  The Fund may invest in all types of debentures, including corporate and government debentures.

Derivative Instruments Risk.  The Fund’s investments in derivatives may include short sales, options, and futures and involve risks different from direct investments in the underlying securities.  While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  Unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions.  Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

The Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Advisor will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if the Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative.  Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

•	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund.  A currency hedge should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded.  Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out a position.  In an illiquid market, the Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

If the Advisor incorrectly predicts securities market and interest rate trends, the Fund may lose money by investing in derivatives.  If the Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if the Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  The Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade that have been designated “contracts markets” by the Commodities Futures Trading Commission (CFTC).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund is expected to earn interest income on initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will generally be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the SEC. Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account  (not with a futures commission merchant or broker) containing cash or certain liquid assets equal to the purchase price of the contract (less any margin on deposit).  However, segregation of assets is not required if the Fund “covers” a long position. For a short position in futures or forward contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or certain liquid assets that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but are not less than the price at which the short positions were established).

Swaps.  The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return.  In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.  Use of swaps subjects the investor to risk of default by the counterparties.  If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.  An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for currency forwards, options, or other instruments.

Forward Commitment and When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Illiquid Investments.  The Fund may hold up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Restricted Securities.  Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board of Trustees.  In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisor.  Each loan of securities will be collateralized by cash, securities, or equivalent collateral.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents.  This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers.  Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities).  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares.  Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

Fundamental Restrictions.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds);

(6)
Invest in commodities, except that the Fund may purchase and sell securities of companies that invest in commodities, options, forward contracts, futures contracts, including those relating to indices and currencies, and options on futures contracts, indices or currencies;

(7)	Make investments for the purpose of exercising control or management over a portfolio company;

(8)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, and bankers’ acceptances; or

(9)
The Fund will not concentrate its investments. The Fund’s concentration policy limits the aggregate value of holdings of a single industry or group of industries (except U.S. Government and cash items) to less than 25% of the Fund’s total assets.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although SEC Staff does not treat certain transactions as senior securities (“Permitted Senior Securities”), including certain borrowings, short sales, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations.

The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

With respect to Investment Limitation #2, the Fund will not make additional investments if outstanding borrowings exceed 5% of the Fund’s total assets.

The short-term commercial paper, certificates of deposit, and bankers’ acceptances referenced in Investment Limitation #8 are subject to the Fund’s concentration policy referenced in Investment Limitation #9.

With respect to the fundamental investment restrictions above (other than those involving Permitted Senior Securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Advisor shall manage the Fund’s portfolios in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.”  The Advisor serves as investment advisor for a number of client accounts, including the Fund.  Investment decisions for the Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers.  The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions.  The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts.  In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order.  Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers.  Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases.  In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions).  Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund.  Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction.  The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.  With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

The Fund may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be greater than 100%.  High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on August 3, 2010, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently consists of one series: the Fund managed by the Advisor.  Additional series and/or classes may be created from time to time.  The number of shares in the Trust shall be unlimited.  When issued for payment as described in the Fund’s prospectus and this Statement of Additional Information, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.  The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, including the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Fund, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.  Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and the Fund; and oversee activities of the Fund.  This section of the Statement of Additional Information provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table.  The address of each Trustee and officer of the Trust, unless otherwise indicated, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Year
Independent Trustees
Jeffry H. King, Sr. Age: 68	Trustee	Since 5/11	Chief Executive Officer, Quaker Funds, Inc. (investment advisor) since 1996. Previously, Registered Representative, Citco Mutual Fund Distributors, Inc. (fund distribution) from 2006-2007; Chairman, Citco Mutual Fund Services, Inc. (fund administration and transfer agency) from 1999 to 2005; Registered Representative, Radnor Research & Trading Company, LLC; (broker-dealer) from 2005 to 2006); and Chairman and CEO, Quaker Securities Inc. (broker-dealer) from 1990 to 2005.	1	Independent Trustee of the Quaker Investment Trust for its nine series (registered investment company).

Name, Age and Address	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Year
Theo H. Pitt, Jr. Age: 74	Trustee and Chairman	Since 5/11	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999 and Partner, Pikar Properties (real estate) since 2001. Previously, Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) from 2003 to 2008.	1
Independent Trustee of DGHM Investment Trust for its two series, Gardner Lewis Investment Trust for its two series, and Starboard Investment Trust for its six series (all registered investment companies).  Previously, Independent Trustee of Hillman Capital Management Investment Trust for its two series from 2000 to 2009, MurphyMorris Investment Trust for its one series from 2003 to 2006, Piedmont Investment Trust for its one series from 2005 to 2006, NCM Capital Investment Trust for its one series from 2007 to 2009, New Providence Investment Trust from 2008 to 2009, and Tilson Investment Trust for its two series from 2004 to 2009 (all registered investment companies).

Interested Trustee
Mark Hanna Age: 38	Trustee, President and Treasurer	Since 5/11	CEO and CCO of Hanna Capital LLC (advisor to the Fund) since 2009; freelance writer for Euro Pacific Capital Inc. (broker-dealer) since 2007; financial blogger since 2007. Previously, senior financial analyst, Tower Automotive (automotive parts and equipment) from 2005 to 2006.	1	None
Other Officers
Greyson L. Davis Age: 33	Chief Compliance Officer	Since 5/11	Fund Accounting Team Manager, The Nottingham Company since 2001.	n/a	n/a
T. Lee Hale, Jr. Age: 33	Assistant Treasurer	Since 5/11
Fund Accounting Team Manager, The Nottingham Company since September 2011; previously, Director of Financial Reporting, The Nottingham Company from 2009 - 2011; principal of Lee Hale Contracting (marine industry consulting).
				n/a	n/a
A. Vason Hamrick Age: 34	Secretary	Since 5/11	Corporate Counsel for The Nottingham Company since 2004.	n/a	n/a

Mr. Hanna is an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”).  The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of trustees.  Mr. Hanna is considered an interested person of the Trust because he is an officer and employee of the Advisor.

Board Structure

The Board is composed of three Trustees, two of which are Independent Trustees and one of which is an Interested Trustee, by virtue of his relationship to the Advisor.  The Chairman of the Board, Mr. Theo H. Pitt, Jr., is an Independent Trustee.  The Board has established five standing committees: the Audit Committee, Governance Committee, Nominating Committee, Proxy Voting Committee, and Qualified Legal Compliance Committee.  These standing committees are comprised entirely of the Independent Trustees.  Other information about these standing committees is set forth below.  The Board has determined that the Board’s structure is appropriate given the characteristics, size, and operations of the Trust.  The Board also believes that its leadership structure, including its committees, helps facilitate effective oversight of Trust management.  The Board reviews its structure annually.

With respect to risk oversight, the Board considers risk management issues as part of its general oversight responsibilities throughout the year.  The Board holds four regular board meetings each year during which the Board receives risk management reports and/or assessments from Trust management, the Fund’s advisor, administrator, transfer agent, and distributor, and receives an annual report from the Trust’s Chief Compliance Officer (“CCO”).  The Audit Committee also meets with the Trust’s independent registered public accounting firm on an annual basis, to discuss among other things, the internal control structure of the Trust’s financial reporting function.  When appropriate, the Board may hold special meeting or communicate directly with Trust management, the CCO, the Trust’s third party service providers, legal counsel, or independent public accountants to address matters arising between regular board meeting or needing special attention.  In addition, the Board has adopted policies and procedures for the Trust to help detect and prevent and, if necessary, correct violations of federal securities laws.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.

Mr. Hanna has experience in the financial industry as a writer, blogger and financial analyst.  Mr. King has experience as an investment advisor and registered representative of a broker-dealer.  Mr. Pitt has experience as as trustee of several other investment companies, as well as experience as a partner of a financial consulting company and a real estate partnership and as an account administrator for a money management firm.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary.

Governance Committee.  The Independent Trustees are the current members of the Governance Committee.  The Governance Committee assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards.  The Governance Committee operates pursuant to a Governance Committee Charter and normally meets annually, but may also meet as often as necessary to carry out its purpose.

Nominating Committee.  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust.  The Nominating Committee will meet only as necessary.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee.  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand.  The Proxy Voting Committee will meet only as necessary.

Qualified Legal Compliance Committee.  The Independent Trustees are the current members of the Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents.  The Qualified Legal Compliance Committee meets only as necessary.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of August 31, 2011 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Jeffry H. King, Sr.	A	A
Theo H. Pitt, Jr.	A	A
Mark Hanna	A	A

*Includes all the funds of the Trust managed by the Advisor.

Ownership of Securities of Advisor, Distributor, or Related Entities.  As of August 31, 2011, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation.  Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust.  Independent Trustees receive $2,000 per Fund each year.  The Chairman of the Audit Committee receives an additional $1,000 per Fund each year.  The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings.  The following table reflects the amount of estimated compensation to be received by each Trustee for the fiscal year to end August 31, 2012.

Name of Trustee	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Jeffry H. King, Sr.	$2,000	None	None	$2,000
Theo H. Pitt, Jr.	$3,000	None	None	$3,000
Interested Trustees
Mark Hanna	None	None	None	None

*Each of the Trustees serves as a Trustee to all series of the Trust.

Codes of Ethics.  The Trust and Advisor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust and Advisor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics).  There can be no assurance that the codes will be effective in preventing such activities.  The codes permit employees and officers of the Trust and Advisor to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s code of ethics.

Anti-Money Laundering Program.  The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Fund from being used for money laundering or the financing of terrorist activities.  The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program.  Compliance officers at certain of the Fund’s service providers are also responsible for monitoring the program.  The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies.  The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information.  No later than August 31st of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (i) without charge, upon request, by calling the Fund at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities.  As of November 1, 2011, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) none of then outstanding shares of the Fund.  On that same date, the following shareholders owned of record more than 5% of the outstanding shares of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of November 1, 2011.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Sanford Michael Salzinger 1682 Pine Ridge Drive Atlanta, Georgia 30324	10,000.000 shares	100.00%*

*Deemed to “control” the shares of the Fund, as defined by applicable SEC regulation.

Investment Advisor.  Information about the Advisor, Hanna Capital LLC, 17520 W. Twelve Mile Road Suite 105A, Southfield, Michigan 48076, and its duties and compensation as Advisor is contained in the Fund’s prospectus.  The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement.  The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.  The Advisory Agreement is terminable without penalty by the Trust on 60 calendar days’ written notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60 calendar days’ written notice by the Advisor.  The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor receives monthly compensation from the Fund, which is a variable performance incentive fee comprised of an annual fixed rate fee of 1.25% of average daily net assets (fulcrum fee), which is subject to a monthly performance incentive fee adjustment (performance adjustment) in accordance with a schedule of rates as described in the Prospectus.

Portfolio Manager.   The Fund’s portfolio will be managed on a day-to-day basis by Mark Hanna.  As of August 31, 2011, the Fund was the only account that he was responsible for managing.

Compensation.  The portfolio manager’s compensation varies with the general success of the Advisor as a firm.  The portfolio manager is the principal of the Advisor and his compensation is from distributions based on net revenue after all firm expenses and profit sharing.  The portfolio manager’s compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares.  The table below shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of August 31, 2011 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mark Hanna	A

Administrator.  The Trust has entered into the Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund’s average daily net assets.  The annual rate is 0.600% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.105% if the average daily net assets are $1.135 billion or more.   The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.

In addition, the Advisor has entered into an Operating Plan with the Fund’s administrator, through January 1, 2013, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and assume certain expenses of the Fund in order to help limit the Fund’s operating expenses.  The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees.  The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan.  In part because of the Advisor’s obligations under the Operating Plan, the Trustees review the financial condition of the Advisor, including its stability and profitability, when considering the approval of the Operating Plan.

The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; ongoing filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

The Administrator’s responsibilities include the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement.  The Administrator also provides certain accounting and pricing services for the Fund.

All of the Fund’s service providers, other than the Advisor and applicable payments under the Rule 12b-1 Plan, are paid by the Administrator.

Transfer Agent.  The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with Nottingham Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator’s fee arrangements with the Fund.  The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.

Distributor.  The Fund will conduct a continuous offering of their securities.  Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees.  In this regard, the Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states that the Fund shall from time to time identify to the Distributor as states in which the Fund wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority.   The Distributor is entitled to receive an annual fee of $5,000 per Fund for performing certain recordkeeping, communication, and other administrative services for the Fund.  Such administrative services shall include, but are not limited to, the following: (i) maintaining records with respect to submissions to the Financial Industry Regulatory Authority, dealer discounts and brokerage fees and commissions, and selling agreements; (ii) maintaining an account with the National Securities Clearing Corporation's Fund/SERV System for the purpose of processing account registrations, maintaining accounts, and communicating transaction data; (iii) preparing reports for the Board of Trustees as shall be reasonably requested from time to time; and (iv) performing other services for the Trust as agreed to by the Distributor and the Trust from time to time.  The Distributor and Trust agree that the services described above are of an administrative nature and such services, as well as the fee provided in connection therewith, are not, nor are they intended to be, payment for marketing and/or distribution services related to, or the promotion of, the sale of the Fund’s shares.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment.  The Distributor serves as exclusive agent for the distribution of the shares of the Fund.

Rule 12b-1 Plan.  The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund (the “Plan”).  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee at an annual rate of 0.25% of average daily net assets of the Fund. The 0.25% fee is comprised of a 0.25% service fee.  Such fees is to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.  The Fund charges a Rule 12b-1 fee at the annual rate of 0.25% of average daily net assets of the Fund.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of Trustees of the Trust and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b- 1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Plan. During the term of the Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plan will be in writing and provide that: (a) it may be terminated by the Trust or the Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Custodian.  UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri  64108 serves as custodian for the Fund’s assets.  The custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as custodian.  For its services, the custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of the Fund plus additional out-of-pocket and transaction expenses as incurred by the Fund.  The Custodian’s compensation is subject to a minimum annual amount of $5,000 for the Fund.

Compliance Services Administrator.  The Trust has entered into an compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, an affiliate of the Administrator, will assist the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and in monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual.  Fees paid to NCS for these compliance services are paid by the Administrator.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of BBD, LLP  to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund’s federal, state, and excise tax returns.  The independent registered public accounting firm will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent annual report will accompany the Statement of Additional Information whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Thompson Hine LLP serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Fund’s prospectus for more information concerning how to purchase and redeem shares.  The following information supplements the information regarding share purchases and share redemptions in the Fund’s prospectus:

Purchases.  Shares of the Fund are offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being received by the Fund in good form.  An order is considered to be in good form if the Fund’s transfer agent or your selling agent has all of the information and documentation it deems necessary to effect your order, including payment in full of the purchase amount if applicable.  Net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above.  The net asset value per share of the Fund is not calculated on business holidays when the NYSE is closed.  An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, including an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.  As stated in the Fund’s prospectus, share certificates are normally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Purchases In Kind.  The Fund may accept securities in lieu of payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption Price – Determining the Fund’s Net Asset Value” in the Fund’s prospectus.

Redemptions.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds.

Involuntary Redemptions.  In addition to the situations described in the Fund’s prospectus under “Redeeming Fund Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Fund’s prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

Systematic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”).  A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly) in order to make the payments requested.  The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholders personal bank account ($5,000 minimum per bank wire).  Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Fund’s prospectus, or are available by calling the Fund.  If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Fund’s prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.  No redemption fees are charged to shareholders under this plan.  Costs in conjunction with the administration of the plan are borne by the Fund.  Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses.  The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

Paladin Long Short Fund
c/o Nottingham Shareholder Services
116 South Franklin Street
Post Office Box 4365
Rocky Mount, NC 27803-0365

Redemptions In-Kind. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.  An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

Other Information.  If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain.  If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown above.  Your request should include the following:  (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Fund’s prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Employees and Affiliates of the Fund.  The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders.  At the discretion of the Advisor, the Fund may allow investments in the Fund with a reduced minimum initial investment from its Trustees, officers, and employees; the Advisor and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them.  In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events.  In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares.  Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature.  Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or the Financial Industries Regulatory Authority or any other self-regulatory agency.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings.  This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest.  Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public.  The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund will make available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis.  This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain available until the next fiscal quarter’s portfolio holdings report becomes available.  You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863.  The Fund will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable.  The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.  The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Fund and/or Advisor may, from time to time, provide additional portfolio holdings information, including the complete portfolio holdings as of the end of each calendar month.  The Fund will generally make this information available to the public on websites accessible at www.ncfunds.com, by selecting the link “Fund Search” found in the top right-hand corner.  Search for the Fund using key words (“Paladin” is an effective key word) and then select the link for the Fund on the Fund Search Results page.  Under the section entitled “Portfolio Holdings,” there will be a link to the Fund’s complete portfolio holdings entitled “Click To View.”  This information is generally posted at the end of each calendar month and remains available until new information is posted.  The Funds may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund’s website.

Consistent with policies approved by the Board, the officers of the Fund and/or Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, specifically  the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Fund’s prospectuses and statement of additional information, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents.  The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations.  The Fund’s service providers receiving such non-public information are subject to confidentiality obligations and requiring such service providers to keep non-public portfolio holdings information confidential.  In some, but not all, cases by these confidentiality obligations are established by written agreements.  The Board of Trustees has concluded that the confidentiality obligations in place are adequate to safeguard the Fund from unauthorized disclosure of non-public portfolio holdings information.  In addition, persons receiving non non-public portfolio holdings information are subject to a duty not to trade on such information.  Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties.  In the future, the Fund may elect to disclose such information to other third parties if the Advisor determines that the Fund has a legitimate business purpose for doing so, determines that the disclosure is in the shareholders' best interest and the recipient is subject to a duty of confidentiality.  The Advisor is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees.  Oversight includes: (i) review of the policy on disclosure of portfolio holdings as necessary and periodic assessment of compliance in connection with a report from the Trust’s Chief Compliance Officer, (ii) receipt of reports on any conflicts of interest where disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund’s investment advisor, any principal underwriter for the Trust or an affiliated person of the Trust, and (iii) receipt of reports on any known disclosure of the Fund’s portfolio holdings to unauthorized third parties.  The Fund has not (and do not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier.  The Fund’s net asset value is not calculated on business holidays when the NYSE is closed.  The NYSE generally recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply.  The assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is principally traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•
Foreign securities listed on foreign exchanges are valued with quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument determinations by the Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  In valuing the Fund’s total assets, portfolio securities are generally valued at their market value.  Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value.  Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or any particular category of shareholders.  The discussions here and in the Fund’s prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action.  In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor.  Furthermore, this discussion does not reflect possible application of the alternative minimum tax.  Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership.  Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  Through December 31, 2012, these qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred retirement plan or other tax-deferred account generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund’s taxable year.  Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution.  However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared.  Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level.  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders in taxable years beginning on or before December 31, 2012, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares.  An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to backup withholding when required to do so.  Back-up withholding is not an additional tax.  Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.  Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

HANNA INVESTMENT TRUST

PALADIN LONG SHORT FUND

FINANCIAL STATEMENT

November 17, 2011

FINANCIAL STATEMENT

HANNA INVESTMENT TRUST

Paladin Long Short Fund
Statement of Assets and Liabilities

November 17, 2011
Assets:
Cash	$ 100,000
Total Assets	100,000

Liabilities:	$ --

Net Assets	$ 100,000
Net Assets consist of:
Paid in Capital	$ 100,000
Total Net Assets	$ 100,000

Shares Outstanding, $0.001 par value (unlimited authorized shares)	10,000
Net Asset Value, Offering Price and Redemption Price Per Share:	$ 100,000

See Notes to Financial Statement

Notes to Financial Statement

November 17, 2011

(1)           ORGANIZATION

Paladin Long Short Fund (the “Fund”), a non-diversified series of the Hanna Investment Trust (the "Trust"), is an open-ended management investment company.  The Trust was established as a Delaware statutory trust under an Agreement and Declaration of Trust on August 3, 2010, and is registered under the Investment Company Act of 1940, as amended.  The Fund has had no operations since that date other than those relating to organizational matters, including the issuance of 10,000 shares at $10.00 per share.  The Fund's investment advisor has paid all organizational costs.

(2)           SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statement has been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The following is a summary of significant accounting policies used in preparing the financial statement.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.

Federal Income taxes

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, a Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote

(3)           INVESTMENT ADVISORY

As full compensation for the investment advisory services provided to the Fund, the Advisor receives monthly compensation in the form of a variable performance-based incentive fee (“Variable Advisory Fee”) that is comprised of two separate component fees: (i) a base rate of 1.25% of the average daily net assets of the Fund (“Fulcrum Fee”) and (ii) a performance incentive fee as set forth below (“Performance Fee”).

The Performance Fee functions as an adjustment to the Fulcrum Fee and is based on the Fund’s performance relative to the performance of the Russell 1000 Index over a 12-month rolling measuring period (“Measuring Period”).  The Measuring Period operates such that when each subsequent calendar month is added to the Measuring Period on a rolling basis, the earliest calendar month in the previous Measuring Period is dropped.  On December 1, 2012, the relevant Measuring Period would be from December 1, 2011 through November 30, 2012 and on January 1, 2013, the relevant Measuring Period would be from January 1, 2012 through December 31, 2012.  Thus, the Performance Fee, and in turn the Variable Advisory Fee, will periodically increase or decrease depending on how well the Fund performs relative to the Russell 1000 Index for the Measuring Period.

Notes to Financial Statement

November 17, 2011

The Performance Fee is calculated by multiplying a “Performance Adjustment Rate” by the average daily net assets of the Fund over the Measuring Period.  The Performance Adjustment Rate will vary with the Fund’s performance as compared to the performance of the Russell 1000 Index as published on the close of the market on the last day of the Measuring Period, with dividends reinvested, and will range from -0.20% to +0.20%.  The Performance Adjustment Rate will be calculated at 2.00% of the cumulative difference between the performance of the Fund and the Russell 1000 Index over the Measuring Period, except that no performance adjustment will be paid if the cumulative difference between the Fund’s performance and that of the Russell 1000 Index is +/ 2.00%.  The factor of 2.00% is derived from the fact that the Advisor will achieve the maximum/minimum Performance Adjustment Rate when the cumulative total return difference between the Fund and the Russell 1000 Index is +/ 10.00% over the Measuring Period (i.e., 0.20% divided by 10.00% = 2.00%).  To illustrate this point, if the Russell 1000 Index returned 5.00% over the Measuring Period, the Fund would have to return at least 15.00% in order for the Advisor to receive the maximum Variable Advisory Fee of 1.45%.  Conversely, if the Russell 1000 Index returned the same 5.00% over the Measuring Period, the Advisor would receive the minimum Variable Advisory Fee of 1.05% if the Fund returned 5.00% or less.    While the calculation of the Performance Fee is based upon the 12-month Measuring Period, the Variable Advisory Fee is paid on a monthly basis.  The Performance Fee is thus prorated to reflect a monthly installment of the fee before being used to determine the Variable Advisory Fee.

The Performance Adjustment Rate is applied to the average daily net assets for the Measuring Period, which is typically different from the average daily net assets for the fiscal year to date used to calculate the Fulcrum Fee.  Consequently, if Fund assets were declining and average assets over the Measuring Period were greater than current net assets, and the Fund underperformed the index, the Advisor could owe the Fund money.  Likewise, if assets were declining and the Fund outperformed the index, the total advisory fee paid would be greater than 1.45% of current net assets.

(4)           FUND ACCOUNTING AND ADMINISTRATION

The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Company (“Administrator”).  The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund, coordinates and pays for the services of each vendor and the operating expense to the Fund, and provides the Fund with certain administrative, fund accounting, and compliance services.  As part of its services and consolidated fee arrangement, the Administrator receives compensation based on the Fund's average daily net assets.  The annual rate is 0.600% if the average daily net assets are under $40 million and gradually decreases to an annual rate of 0.105% if the average daily net assets are $1.135 billion or more.  The fee paid to the Administrator is calculated by multiplying the average daily net assets of the Fund by the highest applicable annual rate.

The Administrator pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; ongoing filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums.

In addition, the Advisor has entered into an Operating Plan with the Fund’s Administrator, through August 1, 2013, under which it has agreed to make payments to the Administrator when the Fund is at lower asset levels and assumes certain expenses of the Fund in order to help limit the Fund’s operating expenses to 0.60%, exclusive of management fees and 12b-1 fees. The Operating Plan may be terminated by either party at the conclusion of the then current term upon (i) written notice of non-renewal to the other party not

Notes to Financial Statement

November 17, 2011

less than sixty days prior to the end of the term, or (ii) mutual written agreement of the parties. The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund’s Board of Trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor to the Administrator under the Operating Plan. In part because of the Advisor’s obligations under the Operating Plan, the Trustees review the financial condition of the Advisor, including its stability and profitability, when considering the approval of the Operating Plan.

(5)           DISTRIBUTION AGREEMENT

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Fund (the “Plan”).  Pursuant to the Plan, the Fund is authorized to pay the Distributor a fee at an annual rate of 0.25% of average daily net assets of the Fund. Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine. Such fees shall be based upon the average daily net assets of the Fund during the preceding month, and shall be calculated and accrued daily.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Hanna Investment Trust
and the Shareholder of Paladin Long Short Fund

We have audited the accompanying statement of assets and liabilities of Paladin Long Short Fund (“the Fund”), a series of shares of Hanna Investment Trust, as of November 17, 2011. This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Fund as of November 17, 2011, in conformity with accounting principles generally accepted in the United States of America.

                                                                                             BBD, LLP

Philadelphia, Pennsylvania
November 22, 2011

APPENDIX A –DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor).  The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one service, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable.  Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Standard & Poor’s Ratings Services.  The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk.  They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.  There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings.  The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality.  The rating BBB indicates that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC, and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality.  The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality.  The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative.  The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	The Trust’s Proxy Voting and Disclosure Policy; and

(2)	The Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

Trust’s Proxy Voting and Disclosure Policy

The Securities and Exchange Commission has adopted rules and forms under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 to require registered investment companies to provide disclosure about how they vote proxies for their portfolio securities.  Each series of shares of the Trust (individually and collectively referred to as the “Fund”) is required to disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The Fund is also required to file with the Securities and Exchange Commission and to make available to their shareholders the specific proxy votes cast for portfolio securities.  This policy is designed to ensure that the Fund complies with these requirements and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

Specific Proxy Voting Policies and Procedures

A.           General

The Board of Trustees believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.           Delegation to Fund’s Investment Advisor

The Board of Trustees believes that the Fund’s investment advisor is in the best position to make individual voting decisions for the Fund consistent with this policy.  Therefore, subject to the oversight of the Board of Trustees, the Fund’s investment advisor is delegated the following duties:

1.	To make the proxy voting decisions for the Fund; and

2.
To assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act of 1940, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board of Trustees, including a majority of the Independent Trustees, shall approve the Proxy Voting and Disclosure Policy of the Fund’s investment advisor as it relates to the Fund.  The Board of Trustees shall also approve any material changes to such policy no later than six (6) months after adoption by the Fund’s investment advisor.

C.           Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy set forth in the Proxy Voting and Disclosure Policy of the Fund’s investment advisor, provided such specific voting policy was approved by the Board of Trustees, or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee.  In addition, provided the Fund’s investment advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the advisor with respect to a matter to which the Fund is entitled to vote, a vote by the advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

D.           Other Investment Companies

To the extent the Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, the Fund’s investment advisor shall vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this policy, or a description of the policy, to its shareholders by including it as an appendix to its Statement of Additional Information on Form N-1A.  The Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this policy is available upon request, without charge, by calling a specified toll-free telephone number.  The Fund will send this description of the policy within three business days of receipt of any shareholder request, by first-class mail, or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act of 1940, the Fund will file Form N-PX with the Securities and Exchange Commission no later than August 31 of each year, even if August 31 falls on a non-business day.  The Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);

(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether the matter was proposed by the issuer or by a security holder;

(vii)	Whether the Fund cast its vote on the matter;

(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the Securities and Exchange Commission.

The Fund shall also include a statement in its annual reports, semi-annual reports, and Statement of Additional Information that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (i) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified internet address; and (ii) on the website of the Securities and Exchange Commission.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy statements received regarding the Fund’s securities;

(iii)	Records of votes cast on behalf of the Fund; and

(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the records of the Fund’s investment advisor.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s investment advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

Proxy Voting Committee

A.	General

The Trust’s Proxy Voting Committee shall be composed entirely of Independent Trustees and may be comprised of one or more such Independent Trustees as the Board of Trustees may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board of Trustees or the Fund’s investment advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor, or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board of Trustees may, from time to time, grant or assign to the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board of Trustees may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference, or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board of Trustees as it deems necessary or advisable.

Other

This policy may be amended, from time to time, as determined by the Board of Trustees.

Proxy Voting Policies and Procedures of Hanna Capital, LLC

A.           Introduction

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Hanna Capital, LLC (“HC”) has actually voted their proxies.  While decisions about how to vote must be determined on a case-by-case basis, HC’s general policies and procedures for voting proxies are set forth below.

B.           Specific Proxy Voting Policies and Procedures

HC believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  However, under normal circumstances, HC expects that (i) client portfolios will not include securities of publicly-traded companies; and (ii) if any such publicly-traded securities are held, the client will vote its own proxies.  Nevertheless, if HC is granted authority to vote proxies, HC will vote such proxies in the manner that serves the best interests of their clients in accordance with this policy.

The following details HC’s philosophy and practice regarding the voting of proxies.

1.           General

HC believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients.  As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

2.           Procedures

To implement HC’s proxy voting policies, HC has developed the following procedures for voting proxies.

a.
Upon receipt of a corporate proxy by HC, the special or annual report and the proxy are submitted to HC’s proxy voting manager (the “Proxy Manager”).  The Proxy Manager will then vote the proxy in accordance with this policy.  For any proxy proposal not clearly addressed by this policy, the Proxy Manager will consult with HC’s Vice President before voting the proxy.

b.
The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries.  The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of HC’s Voting Guidelines in Section C below.  The Proxy Manager will then vote the proxies.

c.
The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below).  With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in HC’s files.

3.           Absence of Proxy Manager

In the event that the Proxy Manager is unavailable to vote a proxy, then an officer of HC shall perform the Proxy Manager’s duties with respect to such proxy in accordance with the policies and procedures detailed above.

C.           Voting Guidelines

While HC’s policy is to review each proxy proposal on its individual merits, HC has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies.  These guidelines are set forth below:

1.           Corporate Governance

a.           Election of Directors and Similar Matters

In an uncontested election, HC will generally vote in favor of management’s proposed directors.  In a contested election, HC will evaluate proposed directors on a case-by-case basis.  With respect to proposals regarding the structure of a company’s Board of Directors, HC will review any contested proposal on its merits.

Notwithstanding the foregoing, HC expects to support proposals to:

•	Limit directors’ liability and broaden directors’ indemnification rights;

And expects to generally vote against proposals to:

•	Adopt or continue the use of a classified Board structure; and

•	Add special interest directors to the board of directors (e.g., efforts to expand the board of directors to control the outcome of a particular decision).

b.           Audit Committee Approvals

HC generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances.  HC will generally vote to ratify management’s recommendation and selection of auditors.

c.           Shareholder Rights

HC may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.  Notwithstanding the foregoing, HC expects to generally support proposals to:

•	Adopt confidential voting and independent tabulation of voting results; and

•	Require shareholder approval of poison pills;

And expects to generally vote against proposals to:

•	Adopt super-majority voting requirements; and

•	Restrict the rights of shareholders to call special meetings, amend the bylaws, or act by written consent.

2.           Anti-Takeover Measures, Corporate Restructurings and Similar Matters

HC may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company.  These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company’s stock.

Notwithstanding the foregoing, HC expects to generally support proposals to:

•	Prohibit the payment of greenmail (i.e., the purchase by the company of its own shares to prevent a hostile takeover);

•
Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and

•	Require shareholder approval of “poison pills.”

And expects to generally vote against proposals to:

•	Adopt classified boards of directors;

•	Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and

•	Require a company to consider the non-financial effects of mergers or acquisitions.

3.           Capital Structure Proposals

HC will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Notwithstanding the foregoing, HC expects to generally support proposals to:

•	Eliminate preemptive rights.

4.           Compensation

a.           General

HC generally supports proposals that encourage the disclosure of a company’s compensation policies.  In addition, HC generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance.  HC may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

Notwithstanding the foregoing, HC expects to generally support proposals to:

•	Require shareholders approval of golden parachutes; and

•	Adopt golden parachutes that do not exceed 1 to 3 times the base compensation of the applicable executives.

And expects to generally vote against proposals to:

•	Adopt measures that appear to the Proxy Manager to arbitrarily limit executive or employee benefits.

5.           Stock Option Plans and Share Issuances

HC evaluates proposed stock option plans and share issuances on a case-by-case basis.  In reviewing proposals regarding stock option plans and issuances, HC may consider, without limitation, the potential dilutive effect on shareholders and the potential short and long-term economic effects on the company.  We believe that stock option plans do not necessarily align the interest of executives and outside directors with those of shareholders.  We believe that well thought out cash compensation plans can achieve these objectives without diluting shareholders ownership.  Therefore, we generally will vote against stock option plans.  However, we will review these proposals on a case-by-case basis to determine that shareholders interests are being represented.  We certainly are in favor of management, directors, and employees owning stock, but prefer that the shares are purchased in the open market.

Notwithstanding the foregoing, HC expects to generally vote against proposals to:

•	Establish or continue stock option plans and share issuances that are not in the best interest of the shareholders.

6.           Corporate Responsibility and Social Issues

HC generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company’s management that should be addressed solely by the company’s management.  These types of proposals, often initiated by shareholders, may request that the company disclose or amend certain business practices.

HC will generally vote against proposals involving corporate responsibility and social issues, although HC may vote for corporate responsibility and social issue proposals that HC believes will have substantial positive economic or other effects on a company or the company’s stock.

D.           Conflicts

In cases where HC is aware of a conflict between the interests of a client(s) and the interests of HC or an affiliated person of HC (e.g., a portfolio holding is a client or an affiliate of a client of HC), the HC will take the following steps:

1.
vote matters that are specifically covered by this Proxy Voting Policy (e.g., matters where the HC’s vote is strictly in accordance with this Policy and not in its discretion) in accordance with this Policy; and

2.	for other matters, contact the client for instructions with respect to how to vote the proxy.

E.           HC Disclosure of How to Obtain Voting Information

Rule 206(4)-6 requires HC to disclose in response to any client request how the client can obtain information from HC on how its securities were voted.  HC will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to HC.  Upon receiving a written request from a client, HC will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 also requires HC to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures.  HC will provide such a description in Part II of its Form ADV.  Upon receiving a written request from a client, HC will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

F.           Recordkeeping

HC shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;

(ii)	Proxy Statements received regarding client securities;

(iii)	Records of votes cast on behalf of clients;

(iv)	Any documents prepared by HC that were material to making a decision how to vote, or that memorialized the basis for the decision; and

(v)	Records of client requests for proxy voting information.

HC may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by HC that are maintained with a third party such as a proxy voting service, provided that HC has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

PART C

FORM N-1A

OTHER INFORMATION

ITEM 28.  Exhibits

(a)	Declaration of Trust (“Trust Instrument”).1
(b)	By-Laws.1
(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 28(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)
(d)	Investment Advisory Agreement between Hanna Investment Trust (“Registrant”) and Hanna Capital LLC (“Advisor”), as investment advisor for the Paladin Long Short Fund.2
(e)	Distribution Agreement between the Registrant and Capital Investment Group, Inc. (“Distributor”), as distributor for the Paladin Long Short Fund.2
(f)	Not Applicable.
(g)	Custodian Agreement between the Registrant and UMB Bank, n.a., as custodian for the Paladin Long Short Fund.3
(h)(1)	Fund Accounting and Administration Agreement, as amended, between the Registrant and The Nottingham Company, as administrator for the Paladin Long Short Fund.3
(h)(2)	Dividend Disbursing and Transfer Agent Agreement between the Registrant and Nottingham Shareholder Services, LLC, as transfer agent for the Paladin Long Short Fund.2
(h)(3)	Operating Plan, as amended, between Hanna Capital, LLC and The Nottingham Company.3
(i)	Opinion and Consent of counsel regarding the legality of securities registered with respect to the Registrant.3
(j)	Consent of the independent public accountants.3
(k)	Balance Sheet of the Paladin Long Short Fund dated November 17, 2011.3
(l)	Initial Subscription Agreement for the Paladin Long Short Fund.3
(m)	Distribution Plan under Rule 12b-1 for the Paladin Long Short Fund.2
(n)	Not applicable.
(o)	Reserved.
(p)(1)	Code of Ethics for the Registrant.2
(p)(2)	Code of Ethics for the Advisor.2
(q)	Copy of Powers of Attorney.2

-----------------------------------
1.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 20, 2010.
2.	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on June 9, 2011.
3.	Filed herewith.

ITEM 29.  Persons Controlled by or Under Common Control with the Registrant

No person is controlled by or under common control with the Registrant.

ITEM 30.  Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust.  The Registrant’s Trust Instrument contains the following provisions:

Article VII. Section 2.

Indemnification and Limitation of Liability.  The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Article VII. Section 3.

Indemnification.

(a)           Subject to the exceptions and limitations contained in Subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)           as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person:

(i)           who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)           in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)           To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)           Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their respective affiliates.  The Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (“Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issues.

ITEM 31.  Business and other Connections of the Investment Advisor

The description of the Advisor is found under the caption “Management of the Fund’s Portfolio” and “Management of the Fund – Investment Advisor” in the Prospectus and under the caption “Management and Other Service Providers - Investment Advisor” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein.  The Advisor provides investment advisory services to numerous individual clients in addition to the Registrant.

ITEM 32.  Principal Underwriter

(a)
Capital Investment Group, Inc. is underwriter and distributor for the Caritas All-Cap Growth Fund, Crescent Large Cap Macro Fund, Crescent Mid Cap Macro Fund, Crescent Strategic Income Fund, FMX Growth Allocation Fund, FMX Total Return Fund, Giordano Fund, Guardian Diversified Fund, Hillman Focused Advantage Fund, Hillman Advantage Equity Fund, Paladin Long Short Fund, Presidio Multi-Strategy Fund, Roumell Opportunistic Value Fund, and Sector Rotation Fund.

(b)
Set forth below is information concerning each director and officer of the Distributor.  The principal business address of the Distributor and each such person is 17 Glenwood Avenue, Raleigh, N.C. 27622, 919-831-2370.

(1)	(2)	(3)
Name	Position and Offices With Underwriter	Positions and Offices with Registrant
Richard K. Bryant	President	None
E.O. Edgerton, Jr.	Vice President	None
Con T. McDonald	Assistant Vice-President	None
W. Harold Eddins, Jr.	Assistant Vice-President	None
Kurt A. Dressler	Assistant Vice-President	None
Ronald L. King	Chief Compliance Officer	None
(c)	Not applicable.

ITEM 33.  Location of Accounts and Records

All account books and records not normally held by Union Bank, N.A., the custodian to the Registrant, are held by the Registrant in the offices of The Nottingham Company, fund accountant and administrator to the Registrant; Nottingham Shareholder Services, LLC, transfer agent to the Registrant; or by each of the investment advisors to the Registrant.

The address of Union Bank, N.A., is 350 California Street, 6th Floor, San Francisco, California 94104.  The address of The Nottingham Company is 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069.  The address of Nottingham Shareholder Services, LLC is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.   The address of Hanna Capital LLC is 17520 W. Twelve Mile Road, Suite 105A, Southfield, Michigan 48076.

ITEM 34.  Management Services

None.

ITEM 35.  Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Rocky Mount, and State of North Carolina on this 22nd day of November 2011.

HANNA INVESTMENT TRUST

/s/ A. Vason Hamrick

By: A. Vason Hamrick, Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

Signature	Title	Date

*	Trustee and Chairman	November 22, 2011
Theo H. Pitt, Jr.

*	Trustee	November 22 2011
Jeffrey H. King, Sr.

*	President and Treasurer	November 22, 2011
Mark Hanna

/s/ T. Lee Hale, Jr.	Assistant Treasurer	November 22, 2011
T. Lee Hale, Jr.

*By: /s/ A. Vason Hamrick	Dated: November 22, 2011
A. Vason Hamrick Secretary and Attorney-in-Fact